Company financial information	12 Months Ended
Dec. 31, 2011
Company financial information

Note 20—Company financial information

Our bank subsidiaries are subject to dividend limitations under the Federal Reserve Act, as well as national and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses. The Bank of New York Mellon, which is a New York state chartered bank, is also prohibited from paying dividends in excess of net profits.

The payment of dividends also is limited by minimum capital requirements imposed on banks. As of Dec. 31, 2011, BNY Mellon’s bank subsidiaries exceeded these minimum requirements.

Our bank subsidiaries can declare dividends to the Parent of approximately $1.4 billion, subsequent to Dec. 31, 2011 without the need for a regulatory waiver. In addition, at Dec. 31, 2011, non-bank subsidiaries of the Parent had liquid assets of approximately $1.4 billion.

The bank subsidiaries declared dividends of $156 million in 2011, $239 million in 2010 and $659 million in 2009. The Federal Reserve Board and the OCC have issued additional guidelines that require bank holding companies and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve Board policy with respect to the payment of cash dividends by bank holding companies provides that, as a matter of prudent banking, a bank holding company should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve Board can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice. Any increase in BNY Mellon’s ongoing quarterly dividends would require approval from the Federal Reserve. The Federal Reserve’s current guidance provides that, for large bank holding companies like us, dividend payout ratios exceeding 30% of projected after-tax net income will receive particularly close scrutiny.

On Nov. 22, 2011, the Federal Reserve issued a final rule requiring U.S. bank holding companies with total consolidated assets of $50 billion or more, like BNY Mellon, to submit annual capital plans for review. The Federal Reserve will evaluate the bank holding companies’ capital adequacy, internal capital adequacy assessment processes, and their plans to make capital distributions, such as dividend payments or stock repurchases.

BNY Mellon’s capital plan was filed with the Federal Reserve on Jan. 9, 2012. The comprehensive capital plan, which was prepared using Basel I capital guidelines, included internally developed baseline and stress projections as well as supervisory baseline and stress projections using macroeconomic assumptions provided by the Federal Reserve. We also provided the Federal Reserve with projections covering the time period it will take the Company to fully comply with Basel III capital guidelines, including the 7% Tier 1 common equity, 8.5% Tier 1 capital, and 3% leverage ratios.

The Federal Reserve is expected to provide an initial response to the capital plan and proposed capital actions, such as dividend payments and share repurchases, no later than March 15, 2012 and more general feedback on the comprehensive capital plan and capital adequacy processes by April 30, 2012.

To address capital actions planned for prior to March 15, 2012, the bank holding companies were given the opportunity to review and confirm in December 2011 that the Federal Reserve had no objection to such actions.

The Federal Reserve Act limits and requires collateral for extensions of credit by our insured subsidiary banks to BNY Mellon and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

Our insured subsidiary banks are required to maintain reserve balances with Federal Reserve Banks under the Federal Reserve Act and Regulation D. Required balances averaged $4.3 billion and $2.2 billion for the years 2011 and 2010, respectively.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the debt issued by Mellon Funding Corporation, a wholly-owned financing subsidiary of the Company. The Parent also guarantees committed and uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

The Parent’s condensed financial statements are as follows:

Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2011	2010 (a)	2009 (a)
Dividends from bank subsidiaries	$120	$200	$611
Dividends from nonbank subsidiaries	54	74	176
Interest revenue from bank subsidiaries	211	211	228
Interest revenue from nonbank subsidiaries	130	131	146
Gain (loss) on securities held for sale	17	5	(2)
Other revenue	51	73	81
Total revenue	583	694	1,240
Interest (including $13, $14 and $23 to subsidiaries)	282	285	366
Other expense	138	221	338
Total expense	420	506	704
Income (loss) before income taxes and equity in undistributed net income of subsidiaries	163	188	536
Provision (benefit) for income taxes	66	(465)	(357)
Equity in undistributed net income (loss):
Bank subsidiaries	1,781	1,630	(2,271)
Nonbank subsidiaries	638	235	294
Net income (loss)	2,516	2,518	(1,084)
Redemption charge and preferred dividends	-	-	(283)
Net income (loss) applicable to common shareholders of The Bank of New York Mellon Corporation	$2,516	$2,518	$(1,367)
(a)	Includes the results of discontinued operations.

Condensed Balance Sheet—The Bank of

New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2011	2010
Assets:
Cash and due from banks	$4,884	$3,452
Securities	188	219
Loans—net of allowance	20	52
Investment in and advances to subsidiaries and associated companies:
Banks	29,169	26,349
Other	20,930	20,578
Subtotal	50,099	46,927
Corporate-owned life insurance	666	650
Other assets	3,009	3,014
Total assets	$58,866	$54,314
Liabilities:
Deferred compensation	$492	$497
Commercial paper	10	10
Affiliate borrowings	3,407	3,344
Other liabilities	2,735	2,682
Long-term debt	18,805	15,427
Total liabilities	25,449	21,960
Shareholders’ equity	33,417	32,354
Total liabilities and shareholders’ equity	$58,866	$54,314

Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2011	2010	2009
Operating activities:
Net income (loss)	$2,516	$2,518	$(1,084)
Adjustments to reconcile net income to net cash provided by/ (used in) operating activities:
Amortization	13	14	13
Equity in undistributed net (income)/loss of subsidiaries	(2,419)	(1,865)	1,977
Change in accrued interest receivable	(22)	2	(41)
Change in accrued interest payable	11	2	(1)
Change in taxes payable (a)	168	(321)	(482)
Other, net	(80)	179	(455)
Net cash provided by/(used in) operating activities	187	529	(73)
Investing activities:
Purchases of securities	(50)	(5)	(9)
Proceeds from sales of securities	101	43	129
Change in loans	32	61	110
Acquisitions of, investments in, and advances to subsidiaries	(611)	(1,002)	(566)
Other, net	-	208	-
Net cash used in investing activities	(528)	(695)	(336)
Financing activities:
Net change in commercial paper	-	(2)	(4)
Proceeds from issuance of long-term debt	5,042	1,347	3,350
Repayments of long-term debt	(1,911)	(2,614)	(1,277)
Change in advances from subsidiaries	63	(10)	59
Issuance of common stock	43	728	1,387
Treasury stock acquired	(873)	(41)	(28)
Cash dividends paid	(593)	(440)	(673)
Series B preferred stock repurchased	-	-	(3,000)
Warrant repurchased	-	-	(136)
Tax benefit realized on share based payment awards	2	1	4
Net cash provided by/(used in) financing activities	1,773	(1,031)	(318)
Change in cash and due from banks	1,432	(1,197)	(727)
Cash and due from banks at beginning of year	3,452	4,649	5,376
Cash and due from banks at end of year	$4,884	$3,452	$4,649
Supplemental disclosures
Interest paid	$293	$284	$367
Income taxes paid	$212	$442 (b)	$1,013 (b)
Income taxes refunded	123	178 (b)	609 (b)
(a)	Includes payments received from subsidiaries for taxes of $501 million in 2011, $900 million in 2010, and $967 million in 2009.
(b)	Includes discontinued operations.